Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2022

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or industry actual results, activity levels, or performance to materially differ from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions, and we can give no assurance that such expectations will prove correct. We undertake no obligation, other than as federal securities laws may require, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Related to COVID-19:
◦Governmental directives to contain or delay the spread of the COVID-19 pandemic have disrupted ordinary business commerce and impacted financial markets. These governmental actions, the extent, duration, and possible alteration based on future COVID-19-related developments that we cannot predict, could materially and adversely affect our results of operations, net investment income, financial position, and liquidity.
◦The amount of premium we record may be reduced and our underwriting results may be adversely impacted by (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, and we may be required to return more premium than warranted by our filed rating plans and actual loss experience, (iii) the effects of our voluntary efforts or the directives from various state insurance regulators to extend individualized payment flexibility and suspend policy cancellations, late payment notices, and late or reinstatement fees, (iv) return premiums that could be significant because our general liability and workers compensation policies provide for premium audit of revenues and payrolls, and (v) collectability of premiums, which may be impacted by policyholder financial distress and insolvency.
◦Our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted if litigation or changes in statutory or common law (i) require payment of COVID-19-related business interruption losses despite contrary terms, conditions, and exclusions in our policies or (ii) presume that COVID-19 is a work-related illness compensable under workers compensation policies for employees who contract the virus, regardless of whether they worked in industries defined as essential in various COVID-19-related governmental directives or interacted with the public as part of their job duties.
◦Our net investment income may be impacted by the significant equity and debt financial market volatility resulting from the COVID-19 pandemic and the related governmental orders because (i) financial market volatility is reflected in our alternative investments’ performance, (ii) increased spreads on fixed income securities may create mark-to-market investment valuation losses that reduce unrealized capital gains and impact GAAP equity, and (iii) net realized losses may increase if we intend to sell more securities, particularly in asset classes that are more significantly impacted by COVID-19-related governmental directives and to which the Federal Reserve Board is providing liquidity and structural support.
◦To varying degrees, the effect, lifting, or lapsing of COVID-19-related governmental directives have disrupted supply chains and caused shortages of products, services, and labor. These shortages may impact our ability to attract and retain labor, including increasing attrition rates, wages, and the cost and difficulty of obtaining third-party non-U.S.-based resources.
•The ongoing Russian war against Ukraine is impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums and investment valuation;
•Difficult conditions in global capital markets and the economy, including the risk of prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events such as hurricanes, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors that we cannot predict or assess may emerge.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2022	2022	2021	2021	2021	2022	2021

For Period Ended
Gross premiums written	$1,059.1	1,006.4	865.4	939.9	959.6	2,065.4	1,873.9
Net premiums written	930.7	889.8	745.4	812.9	833.2	1,820.5	1,631.4
Change in net premiums written, from comparable prior year period	12%	11	9	13	15	12	19

Underwriting income, before-tax	$37.7	55.8	54.1	10.9	75.9	93.5	153.6
Net investment income earned, before-tax	70.2	72.6	80.1	93.0	83.7	142.8	153.4
Net realized and unrealized investment (losses) gains, before-tax	(42.9)	(40.4)	2.2	0.2	10.1	(83.2)	15.2

Net income	$39.5	56.3	99.0	73.7	121.9	95.9	231.2
Net income available to common stockholders(1)	37.2	54.0	96.7	71.4	119.6	91.3	226.4
Non-GAAP operating income(2)	71.1	85.9	94.9	71.3	111.6	157.0	214.4

At Period End
Total assets	10,317.7	10,310.5	10,461.4	10,442.2	10,167.9	10,317.7	10,167.9
Total invested assets	7,585.9	7,774.7	8,027.0	7,859.2	7,755.4	7,585.9	7,755.4
Stockholders' equity	2,594.1	2,778.2	2,982.9	2,922.1	2,891.4	2,594.1	2,891.4
Common stockholders' equity(3)	2,394.1	2,578.2	2,782.9	2,722.1	2,691.4	2,394.1	2,691.4
Common shares outstanding	60.3	60.3	60.2	60.1	60.1	60.3	60.1

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$0.61	0.89	1.59	1.18	1.98	1.50	3.74

Non-GAAP operating income per common share (diluted)(2)	1.17	1.41	1.56	1.18	1.85	2.58	3.54

Weighted average common shares outstanding (diluted)	60.8	60.8	60.8	60.6	60.5	60.8	60.5

Book value per common share	$39.68	42.73	46.24	45.27	44.78	39.68	44.78

Adjusted book value per common share(2)	44.18	43.80	43.23	41.56	40.56	44.18	40.56

Dividends paid per common share	0.28	0.28	0.28	0.25	0.25	0.56	0.50

Financial Ratios
Loss and loss expense ratio	62.9%	60.8	60.4	65.9	56.9	61.8	56.9
Underwriting expense ratio	32.5	32.1	32.5	32.6	32.7	32.3	32.4
Dividends to policyholders ratio	0.1	0.2	0.2	0.1	0.2	0.2	0.2
GAAP combined ratio	95.5%	93.1	93.1	98.6	89.8	94.3	89.5

Annualized return on common stockholders' equity ("ROE")	6.0	8.1	14.0	10.6	18.3	7.1	17.3

Annualized non-GAAP operating ROE(2)	11.4	12.8	13.8	10.6	17.1	12.1	16.4

Debt to total capitalization	16.3	15.4	14.5	14.6	16.0	16.3	16.0

Net premiums written to policyholders' surplus	1.41x	1.36x	1.33x	1.35x	1.33x	1.41x	1.33x

Invested assets per dollar of common stockholders' equity	$3.17	3.02	2.88	2.89	2.88	3.17	2.88

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2022	2022	2021	2021	2021	2022	2021

Revenues
Net premiums earned	$834.4	812.3	784.5	767.2	740.5	$1,646.7	1,465.5
Net investment income earned	70.2	72.6	80.1	93.0	83.7	142.8	153.4
Net realized and unrealized (losses) gains	(42.9)	(40.4)	2.2	0.2	10.1	(83.2)	15.2
Other income	3.0	1.5	2.8	4.6	6.2	4.6	10.3
Total revenues	864.8	846.1	869.7	865.0	840.5	1,710.9	1,644.4

Expenses
Loss and loss expense incurred	524.9	494.2	473.7	505.3	421.6	1,019.1	835.0
Amortization of deferred policy acquisition costs	173.4	169.8	162.2	160.9	154.4	343.1	303.4
Other insurance expenses	101.5	94.0	97.4	94.8	94.9	195.5	183.8
Interest expense	7.3	7.2	7.2	7.2	7.4	14.4	14.7
Corporate expenses	7.9	11.0	5.4	4.3	9.1	18.9	18.7
Total expenses	814.9	776.2	745.9	772.4	687.3	1,591.1	1,355.6

Income before federal income tax	49.9	69.9	123.8	92.6	153.2	119.8	288.8
Federal income tax expense	10.4	13.6	24.9	18.9	31.3	23.9	57.7

Net Income	39.5	56.3	99.0	73.7	121.9	95.9	231.2
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	4.6	4.8
Net income available to common stockholders	37.2	54.0	96.7	71.4	119.6	91.3	226.4

Net realized and unrealized investment losses (gains), after tax(1)	33.9	31.9	(1.8)	(0.1)	(7.9)	65.8	(12.0)

Non-GAAP operating income(2)	$71.1	85.9	94.9	71.3	111.6	$157.0	214.4

Weighted average common shares outstanding (diluted)	60.8	60.8	60.8	60.6	60.5	60.8	60.5

Net income available to common stockholders per common share (diluted)	$0.61	0.89	1.59	1.18	1.98	$1.50	3.74

Non-GAAP operating income per common share (diluted)(2)	$1.17	1.41	1.56	1.18	1.85	$2.58	3.54

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2022	2022	2021	2021	2021
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$32.1	33.0	28.8	25.3	27.0
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,439.3	6,598.8	6,710.0	6,677.1	6,626.4
Commercial mortgage loans, net of allowance for credit losses	137.2	115.9	95.8	84.0	72.0
Equity securities, at fair value	258.5	344.6	335.5	324.2	348.3
Short-term investments	289.2	256.7	447.9	355.9	351.2
Other investments	429.5	425.7	409.0	392.8	330.5
Total investments	7,585.9	7,774.7	8,027.0	7,859.2	7,755.4
Cash	0.4	0.4	0.5	0.5	0.5
Restricted cash	7.2	17.5	44.6	34.3	8.8
Accrued investment income	50.4	48.4	48.2	46.1	46.1
Premiums receivable, net of allowance for credit losses	1,117.4	1,011.5	945.2	984.8	988.0
Reinsurance recoverable, net of allowance for credit losses	572.2	577.4	600.1	686.2	596.9
Prepaid reinsurance premiums	174.6	175.0	183.0	188.0	177.7
Current federal income tax	15.6	—	0.8	1.2	—
Deferred federal income tax	109.5	55.3	—	—	—
Property and equipment, net of accumulated depreciation and amortization	83.4	83.2	82.1	75.0	75.1
Deferred policy acquisition costs	359.4	341.7	326.9	334.0	323.2
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	234.0	217.7	195.2	225.0	188.5
Total assets	$10,317.7	10,310.5	10,461.4	10,442.2	10,167.9

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$4,722.2	4,644.4	4,580.9	4,610.3	4,437.3
Unearned premiums	1,968.6	1,872.7	1,803.2	1,847.3	1,791.3
Long-term debt	505.1	505.6	506.1	500.9	550.9
Current federal income tax	—	16.5	—	—	18.3
Deferred federal income tax	—	—	13.4	3.2	0.1
Accrued salaries and benefits	102.5	90.6	121.1	113.7	103.4
Other liabilities	425.2	402.6	453.9	444.6	375.3
Total liabilities	$7,723.6	7,532.3	7,478.5	7,520.1	7,276.5
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	209.5	209.3	208.9	208.8	208.7
Additional paid-in capital	481.4	472.8	464.3	458.1	454.5
Retained earnings	2,660.6	2,640.4	2,603.5	2,523.8	2,467.6
Accumulated other comprehensive (loss) income	(336.4)	(129.8)	115.1	140.2	169.4
Treasury stock, at cost	(621.0)	(614.5)	(608.9)	(608.9)	(608.8)
Total stockholders' equity	$2,594.1	2,778.2	2,982.9	2,922.1	2,891.4
Commitments and contingencies
Total liabilities and stockholders' equity	$10,317.7	10,310.5	10,461.4	10,442.2	10,167.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2022	2022	2021	2021	2021	2022	2021
Book value per common share
Common stockholders' equity	$2,394.1	2,578.2	2,782.9	2,722.1	2,691.4	2,394.1	2,691.4
Common shares issued and outstanding, at period end	60.3	60.3	60.2	60.1	60.1	60.3	60.1
Book value per common share	$39.68	42.73	46.24	45.27	44.78	39.68	44.78
Adjusted book value per common share(2)	44.18	43.80	43.23	41.56	40.56	44.18	40.56
Financial results (after-tax)
Underwriting income	29.8	44.1	42.7	8.6	60.0	73.9	121.3
Net investment income	56.7	58.5	64.5	74.7	67.4	115.2	123.8
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.1)	(16.0)	(16.4)
Corporate expense	(7.3)	(8.7)	(4.3)	(4.0)	(7.6)	(16.1)	(14.3)
Net realized and unrealized investment (losses) gains	(33.9)	(31.9)	1.8	0.1	7.9	(65.8)	12.0
Total after-tax net income available to common stockholders	37.2	54.0	96.7	71.4	119.6	91.3	226.4
Return on average equity
Insurance segments	4.8%	6.6	6.2	1.3	9.2	5.7	9.3
Net investment income	9.1	8.7	9.4	11.0	10.3	8.9	9.5
Interest expense and preferred stock dividends	(1.3)	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)	(1.3)
Corporate expense	(1.2)	(1.3)	(0.6)	(0.5)	(1.2)	(1.3)	(1.1)
Net realized and unrealized investment (losses) gains	(5.4)	(4.7)	0.2	—	1.2	(5.0)	0.9
Annualized ROE	6.0	8.1	14.0	10.6	18.3	7.1	17.3
Net realized and unrealized losses (gains)(1)	5.4	4.7	(0.2)	—	(1.2)	5.0	(0.9)
Annualized Non-GAAP Operating ROE(2)	11.4%	12.8	13.8	10.6	17.1	12.1	16.4
Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$—	—	—	—	25.0	—	25.0
1.56% Borrowings from FHLBNY	—	—	—	—	25.0	—	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.3	99.2	99.2	99.2	99.2	99.3	99.2
5.375% Senior Notes	291.7	291.7	291.6	291.5	291.5	291.7	291.5
Finance Lease Obligations	4.3	4.9	5.4	0.4	0.5	4.3	0.5
Total debt	505.1	505.6	506.1	500.9	550.9	505.1	550.9
Stockholders' equity	2,594.1	2,778.2	2,982.9	2,922.1	2,891.4	2,594.1	2,891.4
Total capitalization	$3,099.2	3,283.8	3,488.9	3,423.0	3,442.2	3,099.2	3,442.2
Ratio of debt to total capitalization	16.3%	15.4	14.5	14.6	16.0	16.3	16.0
Policyholders' surplus	$2,404.4	2,418.6	2,391.0	2,319.6	2,275.4	2,404.4	2,275.4

(1)	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2022		2022	2021	2021	2021	2022	2021

Underwriting results
Net premiums written	$930.7		889.8	745.4	812.9	833.2	1,820.5	1,631.4
Change in net premiums written, from comparable prior year period	12%		11	9	13	15	12	19

Net premiums earned	$834.4		812.3	784.5	767.2	740.5	1,646.7	1,465.5
Losses and loss expenses incurred	524.9		494.2	473.7	505.3	421.6	1,019.1	835.0
Net underwriting expenses incurred	270.8		260.6	255.1	250.0	241.8	531.5	474.5
Dividends to policyholders	1.0		1.6	1.7	1.0	1.2	2.6	2.4
GAAP underwriting income	$37.7		55.8	54.1	10.9	75.9	93.5	153.6

Net catastrophe losses	$45.6		20.6	35.3	76.3	22.6	66.2	52.6
(Favorable) prior year casualty reserve development	(12.0)		(20.0)	(15.0)	(14.0)	(17.0)	(32.0)	(52.0)

Underwriting ratios
Loss and loss expense ratio	62.9%		60.8	60.4	65.9	56.9	61.8	56.9
Underwriting expense ratio	32.5		32.1	32.5	32.6	32.7	32.3	32.4
Dividends to policyholders ratio	0.1		0.2	0.2	0.1	0.2	0.2	0.2
Combined ratio	95.5%		93.1	93.1	98.6	89.8	94.3	89.5

Net catastrophe losses	5.5	pts	2.5	4.5	10.0	3.1	4.0	3.6
(Favorable) prior year casualty reserve development	(1.4)	pts	(2.5)	(1.9)	(1.8)	(2.3)	(1.9)	(3.5)
Combined ratio before net catastrophe losses	90.0%		90.6	88.6	88.6	86.7	90.3	85.9

Combined ratio before net catastrophe losses and prior year casualty development	91.4		93.1	90.5	90.4	89.0	92.2	89.4

Other Statistics
Non-catastrophe property loss and loss expenses	$138.6		150.4	125.2	123.7	107.3	288.9	222.9
Non-catastrophe property loss and loss expenses	16.6	pts	18.5	16.0	16.1	14.5	17.5	15.2
Direct new business	$182.0		177.2	151.2	168.3	173.3	359.2	329.0
Renewal pure price increases	5.0%		4.6	4.7	4.9	5.1	4.8	5.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2022		2022	2021	2021	2021	2022	2021

Underwriting results
Net premiums written	$760.3		737.6	597.7	652.6	677.1	1,497.9	1,342.7
Change in net premiums written, from comparable prior year period	12%		11	8	13	16	12	22

Net premiums earned	$680.2		661.5	635.4	619.6	599.8	1,341.7	1,188.9
Losses and loss expenses incurred	406.9		399.5	378.6	393.5	329.8	806.4	654.7
Net underwriting expenses incurred	225.6		218.0	211.3	207.6	200.8	443.6	394.4
Dividends to policyholders	1.0		1.6	1.7	1.0	1.2	2.6	2.4
GAAP underwriting income	$46.7		42.4	43.7	17.4	67.9	89.1	137.4

Net catastrophe losses	$22.3		14.9	26.8	50.0	11.3	37.3	27.3
(Favorable) prior year casualty reserve development	(12.0)		(20.0)	(15.0)	(14.0)	(15.0)	(32.0)	(45.0)

Underwriting ratios
Loss and loss expense ratio	59.7%		60.4	59.5	63.5	55.0	60.1	55.0
Underwriting expense ratio	33.2		33.0	33.3	33.5	33.5	33.1	33.2
Dividends to policyholders ratio	0.2		0.2	0.3	0.2	0.2	0.2	0.2
Combined ratio	93.1%		93.6	93.1	97.2	88.7	93.4	88.4

Net catastrophe losses	3.3	pts	2.3	4.2	8.1	1.9	2.8	2.3
(Favorable) prior year casualty reserve development	(1.8)		(3.0)	(2.4)	(2.3)	(2.5)	(2.4)	(3.8)
Combined ratio before net catastrophe losses	89.8%		91.3	88.9	89.1	86.8	90.6	86.1

Combined ratio before net catastrophe losses and prior year casualty development	91.6		94.3	91.3	91.4	89.3	93.0	89.9

Other Statistics
Non-catastrophe property loss and loss expenses	$99.2		115.7	92.3	90.1	74.6	214.9	158.3
Non-catastrophe property loss and loss expenses	14.6	pts	17.5	14.5	14.5	12.4	16.0	13.3
Direct new business	$129.0		128.4	104.4	122.3	128.7	257.4	243.2
Renewal pure price increases	5.3%		4.8	5.0	5.3	5.5	5.1	5.5
Retention	86%		87	86	86	85	86	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2022								Quarter ended June 30, 2021
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total
Net premiums written	$257.5	222.8	140.1	88.4	32.3	12.4	6.7	760.3	225.5	205.9	119.1	80.5	30.0	10.0	6.0	677.1
Net premiums earned	226.3	198.4	123.6	83.5	31.5	10.7	6.3	680.2	197.3	178.0	106.1	74.3	29.3	9.0	5.7	599.8

Loss and loss expense ratio	55.8%	70.8	60.5	53.8	61.4	8.8	0.6	59.7	50.5	66.1	46.5	59.3	56.4	30.5	0.1	55.0
Underwriting expense ratio	33.1	31.3	37.2	26.3	35.2	59.8	50.6	33.2	33.8	31.5	37.5	27.7	34.5	57.3	40.1	33.5
Dividend ratio	—	—	—	1.2	—	—	—	0.2	—	—	0.1	1.3	—	—	—	0.2
Combined ratio	88.9%	102.1	97.7	81.3	96.6	68.6	51.2	93.1	84.3	97.6	84.1	88.3	90.9	87.8	40.2	88.7

Underwriting income (loss)	$25.0	(4.3)	2.8	15.6	1.1	3.4	3.1	46.7	31.0	4.2	16.8	8.7	2.7	1.1	3.4	67.9

	Year-to-Date June 30, 2022								Year-to-Date June 30, 2021
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total
Net premiums written	$501.6	435.4	271.1	185.9	65.3	25.1	13.6	1,497.9	447.6	396.6	232.5	172.8	61.4	19.5	12.3	1,342.7
Net premiums earned	442.6	392.2	243.6	168.2	61.6	21.0	12.5	1,341.7	390.8	349.9	208.9	152.5	57.9	17.6	11.2	1,188.9

Loss and loss expense ratio	54.7%	72.9	61.9	53.9	62.3	(5.7)	0.3	60.1	49.0	67.1	51.6	52.5	60.9	30.4	0.1	55.0
Underwriting expense ratio	33.1	31.0	36.8	26.1	36.6	60.9	53.3	33.1	33.7	30.9	37.1	27.0	35.5	58.7	45.5	33.2
Dividend ratio	—	—	0.1	1.2	—	—	—	0.2	—	—	—	1.4	—	—	—	0.2
Combined ratio	87.8%	103.9	98.8	81.2	98.9	55.2	53.6	93.4	82.7	98.0	88.7	80.9	96.4	89.1	45.6	88.4

Underwriting income (loss)	$53.8	(15.2)	3.0	31.5	0.7	9.4	5.8	89.1	67.6	7.0	23.6	29.1	2.1	1.9	6.1	137.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2022		2022	2021	2021	2021	2022	2021

Underwriting results
Net premiums written	$82.6		65.1	70.4	78.2	78.6	147.6	143.6
Change in net premiums written, from comparable prior year period	5%		—	1	(2)	—	3	(1)

Net premiums earned	$73.3		72.6	73.1	73.4	73.3	146.0	147.1
Losses and loss expenses incurred	66.6		48.5	51.8	65.1	48.0	115.1	95.2
Net underwriting expenses incurred	19.1		17.6	19.5	19.4	19.7	36.7	38.6
GAAP underwriting income (loss)	$(12.4)		6.5	1.8	(11.1)	5.6	(5.8)	13.3

Net catastrophe losses	$21.1		4.3	7.3	19.5	5.0	25.4	10.6
Prior year casualty reserve development	—		—	—	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	90.8%		66.8	71.0	88.8	65.5	78.9	64.6
Underwriting expense ratio	26.1		24.2	26.6	26.4	26.8	25.1	26.3
Combined ratio	116.9%		91.0	97.6	115.2	92.3	104.0	90.9

Net catastrophe losses	28.7	pts	6.0	9.9	26.7	6.8	17.4	7.2
Prior year casualty reserve development	—		—	—	—	—	—	—
Combined ratio before net catastrophe losses	88.2%		85.0	87.7	88.5	85.5	86.6	83.7

Combined ratio before net catastrophe losses and prior year casualty development	88.2		85.0	87.7	88.5	85.5	86.6	83.7

Other Statistics
Non-catastrophe property loss and loss expenses	$26.9		25.6	26.1	28.7	24.9	52.5	48.0
Non-catastrophe property loss and loss expenses	36.7	pts	35.2	35.7	39.1	34.0	36.0	32.6
Direct new business	$13.5		9.6	9.9	10.2	10.9	23.1	20.8
Renewal pure price increases	0.6%		0.6	1.1	1.2	1.1	0.6	0.9
Retention	85%		84	83	84	84	84	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2022				Quarter ended June 30, 2021
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$44.9	35.7	2.0	82.6	43.5	33.1	2.0	78.6
Net premiums earned	40.0	31.6	1.8	73.3	41.0	30.6	1.7	73.3

Loss and loss expense ratio	75.7%	113.5	23.8	90.8	65.4	68.0	22.5	65.5
Underwriting expense ratio	29.5	30.1	(124.8)	26.1	30.4	30.9	(130.4)	26.8
Combined ratio	105.2%	143.6	(101.0)	116.9	95.8	98.9	(107.9)	92.3

Underwriting income (loss)	$(2.1)	(13.8)	3.5	(12.4)	1.7	0.3	3.6	5.6

	Year-to-Date June 30, 2022				Year-to-Date June 30, 2021
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$82.2	61.8	3.6	147.6	81.4	58.7	3.6	143.6
Net premiums earned	79.7	62.8	3.5	146.0	82.4	61.2	3.5	147.1

Loss and loss expense ratio	75.2%	86.4	25.3	78.9	64.7	66.7	30.7	64.6
Underwriting expense ratio	29.6	29.8	(159.2)	25.1	30.4	30.2	(139.9)	26.3
Combined ratio	104.8%	116.2	(133.9)	104.0	95.1	96.9	(109.2)	90.9

Underwriting income (loss)	$(3.8)	(10.2)	8.2	(5.8)	4.1	1.9	7.4	13.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2022		2022	2021	2021	2021	2022	2021

Underwriting results
Net premiums written	$87.9		87.1	77.3	82.1	77.5	175.0	145.1
Change in net premiums written, from comparable prior year period	13%		29	27	32	23	21	17

Net premiums earned	$80.9		78.2	76.0	74.3	67.5	159.0	129.5
Losses and loss expenses incurred	51.4		46.2	43.3	46.6	43.8	97.6	85.2
Net underwriting expenses incurred	26.1		25.0	24.2	23.0	21.3	51.1	41.4
GAAP underwriting income (loss)	$3.4		6.9	8.5	4.7	2.3	10.3	2.8

Net catastrophe losses	$2.2		1.3	1.2	6.8	6.4	3.5	14.7
(Favorable) prior year casualty reserve development	—		—	—	—	(2.0)	—	(7.0)

Underwriting ratios
Loss and loss expense ratio	63.5%		59.1	56.9	62.8	65.0	61.3	65.8
Underwriting expense ratio	32.3		32.0	31.9	30.9	31.6	32.2	32.0
Combined ratio	95.8%		91.1	88.8	93.7	96.6	93.5	97.8

Net catastrophe losses	2.8	pts	1.7	1.6	9.2	9.5	2.2	11.3
(Favorable) prior year casualty reserve development	—		—	—	—	(3.0)	—	(5.4)
Combined ratio before net catastrophe losses	93.0%		89.4	87.2	84.5	87.1	91.3	86.5

Combined ratio before net catastrophe losses and prior year casualty development	93.0		89.4	87.2	84.5	90.1	91.3	91.9

Other Statistics
Non-catastrophe property loss and loss expenses	$12.5		9.1	6.8	4.8	7.8	21.6	16.6
Non-catastrophe property loss and loss expenses	15.4	pts	11.6	8.9	6.5	11.5	13.6	12.9
Direct new business	$39.5		39.2	37.0	35.7	33.7	78.7	65.0
Renewal pure price increases	6.9%		7.7	5.9	5.6	6.9	7.3	7.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2022			Quarter ended June 30, 2021
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$59.7	28.2	87.9	53.9	23.6	77.5
Net premiums earned	56.0	24.8	80.9	47.6	19.8	67.5

Loss and loss expense ratio	65.5%	59.2	63.5	62.2	71.5	65.0
Underwriting expense ratio	32.1	32.6	32.3	32.3	30.0	31.6
Combined ratio	97.6%	91.8	95.8	94.5	101.5	96.6

Underwriting income (loss)	$1.3	2.0	3.4	2.6	(0.3)	2.3

	Year-to-Date June 30, 2022			Year-to-Date June 30, 2021
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$121.7	53.3	175.0	102.1	43.0	145.1
Net premiums earned	110.7	48.4	159.0	91.5	38.0	129.5

Loss and loss expense ratio	65.6%	51.9	61.3	58.9	82.4	65.8
Underwriting expense ratio	32.4	31.5	32.2	32.7	30.4	32.0
Combined ratio	98.0%	83.4	93.5	91.6	112.8	97.8

Underwriting income (loss)	$2.3	8.0	10.3	7.7	(4.9)	2.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2022	2022	2021	2021	2021	2022	2021

Net investment income
Fixed income securities
Taxable	$55.4	47.0	45.6	44.5	45.3	102.4	90.6
Tax-exempt	6.7	6.9	7.0	7.2	7.3	13.6	14.9
Total fixed income securities	62.1	53.9	52.6	51.7	52.6	116.1	105.4
Commercial mortgage loans	1.2	1.0	0.9	0.7	0.7	2.2	1.2
Equity securities	2.6	2.4	7.5	3.0	3.0	5.1	5.5
Other investments	9.1	19.3	24.9	42.9	32.9	28.4	50.3
Short-term investments	0.4	0.1	0.1	0.1	0.1	0.5	0.1
Investment income	75.4	76.7	85.9	98.3	89.2	152.2	162.5
Investment expenses	(5.2)	(4.1)	(5.8)	(5.2)	(5.5)	(9.3)	(9.1)
Investment tax expense	(13.6)	(14.1)	(15.6)	(18.3)	(16.3)	(27.7)	(29.7)
Total net investment income, after-tax	$56.7	58.5	64.5	74.7	67.4	115.2	123.8

Net realized and unrealized investment (losses) gains, pre-tax	$(42.9)	(40.4)	2.2	0.2	10.1	(83.2)	15.2

Change in unrealized (losses) gains recognized in other comprehensive income, pre-tax	$(261.9)	(310.4)	(54.1)	(37.6)	43.3	(572.3)	(65.7)

Average investment yields
Fixed income investments, pre-tax	3.8%	3.2	3.1	3.1	3.2	3.5	3.2
Fixed income investments, after-tax	3.1	2.6	2.5	2.5	2.6	2.8	2.6

Total portfolio, pre-tax	3.7%	3.7	4.0	4.8	4.4	3.7	4.0
Total portfolio, after-tax	3.0	3.0	3.2	3.8	3.5	3.0	3.2

Effective tax rate on net investment income	19.3%	19.4	19.5	19.7	19.5	19.4	19.3
New money purchase rates for fixed income investments, pre-tax	4.5	3.3	2.7	2.2	2.4	3.8	2.2
New money purchase rates for fixed income investments, after-tax	3.6	2.6	2.1	1.8	1.8	3.0	1.7
Effective duration of fixed income investments including short-term (in years)	4.1	4.1	3.9	4.0	3.9	4.1	3.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,
	2022		2022		2021		2021		2021
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$6,470.6	85%	6,631.4	85	6,739.4	84	6,703.1	85	6,654.3	86
Commercial mortgage loans, at fair value	130.0	2	113.1	1	97.6	1	86.0	1	73.6	1
Total fixed income investments	6,600.6	87	6,744.6	87	6,837.0	85	6,789.1	86	6,727.9	87
Short-term investments	289.2	4	256.7	3	447.9	6	355.9	5	351.2	5
Total fixed income and short-term investments	6,889.8	91	7,001.3	90	7,284.9	91	7,145.0	91	7,079.1	91
Equity securities, at fair value	258.5	3	344.6	4	335.5	4	324.2	4	348.3	4
Other investments	429.5	6	425.7	5	409.0	5	392.8	5	330.5	4
Total investments	$7,577.9	100%	7,771.5	100	8,029.5	100	7,862.0	100	7,757.9	100

Fixed income investments, at carry value
U.S. government obligations	$114.3	2%	127.1	2	130.5	2	131.1	2	136.2	2
Foreign government obligations	15.3	—	16.7	—	15.9	—	15.1	—	15.3	—
Obligations of state and political subdivisions	1,069.7	16	1,128.9	17	1,192.7	17	1,169.4	17	1,204.4	18
Corporate securities	2,305.1	35	2,417.3	36	2,598.9	38	2,566.4	38	2,489.5	37
Collateralized loan obligations and other asset-backed securities	1,437.8	22	1,417.2	21	1,350.8	20	1,339.8	20	1,282.2	19
Residential mortgage-backed securities	911.8	14	878.0	13	776.2	11	816.8	12	854.5	13
Commercial mortgage-backed securities	617.5	9	646.7	10	673.7	10	663.8	10	671.4	10
Commercial mortgage loans	137.2	2	115.9	2	95.8	1	84.0	1	72.0	1
Total fixed income investments	$6,608.6	100%	6,747.8	100	6,834.6	100	6,786.4	100	6,725.5	100

Expected maturities of fixed income investments at carry value
Due in one year or less	$339.4	5%	405.0	6	502.0	7	515.6	8	538.2	8
Due after one year through five years	2,868.1	43	2,983.8	44	3,238.3	47	3,436.1	51	3,415.8	51
Due after five years through 10 years	2,511.6	38	2,475.0	37	2,360.9	35	2,137.1	31	2,139.3	32
Due after 10 years	889.6	13	884.0	13	733.4	11	697.6	10	632.2	9
Total fixed income investments	$6,608.6	100%	6,747.8	100	6,834.6	100	6,786.4	100	6,725.5	100

Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$6,637.3	96%	6,725.8	96	7,023.9	96	6,890.7	96	6,803.5	96
Non-investment grade credit quality	252.5	4	275.4	4	261.0	4	254.3	4	275.6	4
Total fixed income and short-term investments, at fair value	$6,889.8	100%	7,001.3	100	7,284.9	100	7,145.0	100	7,079.1	100

Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		A+		A+

Alternative investments	June 30, 2022
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	56	$352.4	124.3	290.0
Private credit	16	160.9	92.4	56.8
Real assets	9	57.5	29.9	26.5
Total	81	$570.9	246.7	373.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At June 30, 2022							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	126	114	1.5	3.7	7.3	12.6	112	3	—	—	—	—
Foreign government obligations	17	15	0.2	4.4	5.7	7.0	—	2	11	2	—	—
State and municipal obligations	1,097	1,070	14.1	3.0	4.9	5.6	227	493	309	41	—	—
Corporate securities	2,491	2,304	30.4	5.0	4.8	7.0	17	181	957	991	157	2
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	731	693	9.1	3.9	5.7	8.4	693	—	—	—	—	—
Non-agency RMBS	240	219	2.9	4.3	4.1	6.7	122	31	59	—	7	—
Total RMBS	971	912	12.0	4.0	5.3	8.0	815	31	59	—	7	—
Commercial mortgage-backed securities	645	617	8.1	4.4	3.4	4.5	515	48	48	6	—	—
Total mortgage-backed securities	1,617	1,529	20.2	4.1	4.5	6.6	1,330	79	107	6	7	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	23	22	0.3	7.9	1.8	1.9	22	—	—	—	—	—
Aircraft	64	56	0.7	8.9	3.1	3.8	—	1	30	20	6	—
CLOs	906	866	11.4	5.2	1.8	5.3	455	269	42	27	57	16
Credit cards	8	8	0.1	4.5	0.4	0.4	8	—	1	—	—	—
Other ABS	517	486	6.4	5.2	4.1	5.6	111	64	268	35	4	4
Total CLOs and ABS	1,519	1,438	19.0	5.4	2.6	5.3	596	334	340	81	67	20
Total securitized assets	3,136	2,967	39.2	4.7	3.6	5.9	1,926	413	447	88	74	20
Commercial mortgage loans	137	130	1.7	4.4	4.3	5.9	—	12	52	66	—	—
Total fixed income investments	7,003	6,601	87.1	4.5	4.3	6.4	2,281	1,104	1,777	1,187	230	22
Short-term investments	289	289	3.8	1.7	0.0	0.0	278	10	—	—	1	—
Total fixed income and short-term investments	7,292	6,890	90.9	4.4	4.1	6.1	2,559	1,114	1,777	1,187	231	22
Total fixed income securities and short-term investments by credit rating percentage							37.1%	16.2%	25.8%	17.2%	3.4%	0.3%
Equity securities:
Common stock(1)	254	257	3.4	—	—	—	—	—	—	—	—	257
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	256	259	3.4	—	—	—	—	—	—	2	—	257
Other investments:
Alternative investments
Private equity	290	290	3.8	—	—	—	—	—	—	—	—	290
Private credit	57	57	0.7	—	—	—	—	—	—	—	—	57
Real assets	27	27	0.4	—	—	—	—	—	—	—	—	27
Total alternative investments	373	373	4.9	—	—	—	—	—	—	—	—	373
Other investments	56	56	0.7	—	—	—	—	—	—	—	—	56
Total other investments	430	430	5.7	—	—	—	—	—	—	—	—	430
Total invested assets	$7,977	$7,578	100.0%	—	—	—	$2,559	$1,114	$1,777	$1,189	$231	$708

(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2022	2022	2021	2021	2021	2022	2021

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$37.2	54.0	96.7	71.4	119.6	91.3	226.4
Net realized and unrealized investment losses (gains) included in net income, before tax	42.9	40.4	(2.2)	(0.2)	(10.1)	83.2	(15.2)
Tax on reconciling items	(9.0)	(8.5)	0.5	—	2.1	(17.5)	3.2
Non-GAAP operating income	$71.1	85.9	94.9	71.3	111.6	157.0	214.4

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$0.61	0.89	1.59	1.18	1.98	1.50	3.74
Net realized and unrealized investment losses (gains) included in net income, before tax	0.70	0.66	(0.04)	—	(0.17)	1.37	(0.25)
Tax on reconciling items	(0.14)	(0.14)	0.01	—	0.04	(0.29)	0.05
Non-GAAP operating income per diluted common share	$1.17	1.41	1.56	1.18	1.85	2.58	3.54

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	6.0%	8.1	14.0	10.6	18.3	7.1	17.3
Net realized and unrealized investment losses (gains) included in net income, before tax	6.9	6.0	(0.3)	—	(1.5)	6.4	(1.1)
Tax on reconciling items	(1.5)	(1.3)	0.1	—	0.3	(1.4)	0.2
Annualized non-GAAP operating ROE	11.4%	12.8	13.8	10.6	17.1	12.1	16.4

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$39.68	42.73	46.24	45.27	44.78	39.68	44.78
Total unrealized investment losses (gains) included in accumulated other comprehensive (loss) income, before tax	5.69	1.35	(3.80)	(4.71)	(5.34)	5.69	(5.34)
Tax on reconciling items	(1.19)	(0.28)	0.79	1.00	1.12	(1.19)	1.12
Adjusted book value per common share	$44.18	43.80	43.23	41.56	40.56	44.18	40.56

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income. Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive (loss) income. They are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income, non-GAAP operating income per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2022
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com